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                                                                Exhibit 10.ff


                      THIRD AMENDMENT TO HUFFY CORPORATION
                         1987 DIRECTOR STOCK OPTION PLAN
                      ------------------------------------


This Third Amendment is made and effective as of February 15, 1996 to the 1987 Director Stock Option Plan (the "Plan"), adopted on April 15, 1988 by the Shareholders of Huffy Corporation (the "Company"), as amended April 30, 1990 and December 15, 1991, under the following circumstances:

A. The Company desires to amend the Plan (and the Plan so allows such amendment without Shareholder approval) so that option grants may be designated by the Committee at dates other than July 1; and

B. On February 15, 1996, the Board of Directors approved amending the Plan, in accordance with the terms set forth below.

NOW, THEREFORE, the Plan shall be amended as follows:

1. DEFINITIONS. All capitalized terms herein, unless otherwise specifically defined in this Amendment, shall have the meanings given to them in the Plan.

2. AMENDMENT. Section 6(a) of the Plan is hereby amended in its entirety to read as set forth below:

               "(a) In addition to any options granted pursuant to Section 5 hereof, options shall be granted automatically on July 1 and/or on such other date(s) as may be designated by the Committee from time to time as date(s) to grant such options (or, if any such date is not a business day, on the next succeeding business day) of any year to any Outside Director who, at least six (6) months prior to any such date(s), files with the Secretary of the Company an irrevocable election to receive an option in lieu of all or any part (in multiples of $1,000) of Annual Retainer fees to be earned in the then current Plan Year (I.E., the year beginning ---- July 1 and ending June 30; herein referred to as a "Plan Year")."

3. EFFECTIVE DATE AND AFFIRMATION. This Amendment shall be effective as of February 15, 1996. Except as amended hereby and the amendments contained in the First Amendment and Second Amendment to the Plan, dated April 30, 1990 and December 15, 1991, respectively, the Plan remains unchanged and in full force and effect.


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IN WITNESS WHEREOF, this Third Amendment has been executed as of February 15,
1996.


                                                  HUFFY CORPORATION


                                                  By /S/ Nancy A. Michaud
                                                    --------------------------